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                                                                      EXHIBIT 24

                               POWER OF ATTORNEY
                               -----------------

     KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and officers of HARTMARX CORPORATION, a Delaware corporation, do hereby constitute and appoint GLENN R. MORGAN and MARY D. ALLEN, or either of them, his true and lawful attorney in fact and agent, with full power and authority of substitution and resubstitution, to sign in the name and on behalf of the undersigned, as directors and officers of said corporation, the corporation's FORM 10-K Annual Report, and any and all subsequent amendments thereto, and to file the same or cause to be filed the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and do hereby grant unto each said attorney in fact and agent full power to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as they or either of them might or could do in person, hereby ratifying and confirming all that each said attorney in fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned have executed this Power of Attorney this 10th day of January, 1996.


___________________________________    ____________________________________
     ELBERT O. HAND                          HOMI B. PATEL
     Chairman, Chief Executive               President, Chief Operating
     Officer, Director                       Officer, Director


____________________________________    ____________________________________
     A. ROBERT ABBOUD, Director              CHARLES MARSHALL, Director


____________________________________    ____________________________________
     SAMAWAL A. BAKHSH, Director             TALAT M. OTHMAN, Director


____________________________________    ____________________________________
     LETITIA BALDRIGE, Director              MICHAEL B. ROHLFS, Director


------------------------------------    ------------------------------------
     JEFFREY A. COLE, Director               STUART L. SCOTT, Director


____________________________________    ____________________________________
     RAYMOND F. FARLEY, Director             SAM F. SEGNAR, Director


____________________________________    ____________________________________
     DONALD P. JACOBS, Director              GLENN R. MORGAN
                                             Executive Vice President,
                                             Principal Financial Officer


____________________________________    _____________________________________
     MILES L. MARSH, Director                ANDREW A. ZAHR
                                             Controller, Principal
                                             Accounting Officer